                                                                     EXHIBIT 4.5


         FOURTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO U.S. SECURITY AGREEMENT; AND ACKNOWLEDGMENTS AND AGREEMENTS WITH RESPECT TO U.S. SUBSIDIARIES GUARANTY AND U.S. SECURITY DOCUMENTS


                  FOURTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO U.S. SECURITY AGREEMENT; AND ACKNOWLEDGMENTS AND AGREEMENTS WITH RESPECT TO U.S. SUBSIDIARIES GUARANTY AND U.S. SECURITY DOCUMENTS (collectively, this "Amendment"), dated as of December 14, 2001, among QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.), a Florida corporation (the "U.S. Borrower"), LEVY TRANSPORT LTD./LEVY TRANSPORT LTEE, a Quebec company and a Wholly-Owned Subsidiary of the U.S. Borrower (the "Canadian Borrower"), the various Subsidiaries of the U.S. Borrower party to the U.S. Subsidiaries Guaranty, the U.S. Security Agreement and the U.S. Pledge Agreement referred to below (collectively, the "U.S. Subsidiary Guarantors"), various Banks party to the Credit Agreement referred to below and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement and as Collateral Agent (in such capacity, the "Collateral Agent") under the U.S. Security Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, the U.S. Borrower, the Canadian Borrower, the Banks, Lasalle Bank National Association, The Bank of Nova Scotia, PB Capital Corp. (f/k/a BHF-Bank Aktiengesellschaft), Bank Austria Creditanstalt Corporate Finance, Inc. (f/k/a Creditanstalt Corporate Finance, Inc.) and Royal Bank of Canada, as Co-Agents, Salomon Brothers Holding Company, Inc., as Documentation Agent, Bankers Trust Company, as Syndication Agent, and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated and as the same has been further amended, modified and/or supplemented through but not including the date hereof, the "Credit Agreement");

                  WHEREAS, the U.S. Borrower, the U.S. Subsidiary Guarantors and the Collateral Agent are parties to a Security Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated, the "U.S. Security Agreement");

                  WHEREAS, the U.S. Subsidiary Guarantors and the Administrative Agent are parties to a Subsidiaries Guaranty, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated, the "U.S. Subsidiaries Guaranty");

                  WHEREAS, the U.S. Borrower, the U.S. Subsidiary Guarantors and the Collateral Agent are parties to a Pledge Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated, the "U.S. Pledge Agreement"); and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement and the U.S. Security Agreement, and the U.S.

Credit Parties wish to enter into certain agreements with respect to the U.S. Subsidiaries Guaranty and the U.S. Security Documents, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:

I.       AMENDMENTS AND CONSENT TO CREDIT AGREEMENT.

                  1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (g) at the end of said Section:

                  "(g) Subject to and upon the terms and conditions set forth herein, each Bank with a Tranche D Term Loan Commitment severally agrees to make, on the Fourth Amendment Effective Date, a term loan or term loans (each, a "Tranche D Term Loan" and, collectively, the "Tranche D Term Loans") to the U.S. Borrower, which Tranche D Term
         Loans:

                           (i) shall be denominated in U.S. Dollars;

                           (ii) except as hereafter provided, shall, at the
                  option of the U.S. Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that except as otherwise specifically provided in
                  Section 1.10(b), all Tranche D Term Loans made as part of the same Borrowing shall at all times consist of Tranche D Term Loans of the same Type; and

                           (iii) shall not exceed for any Bank, in that initial
                  principal amount, that amount which equals the Tranche D Term Loan Commitment of such Bank as in effect on the Fourth Amendment Effective Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(i)).

                  Once repaid, Tranche D Term Loans incurred hereunder may not be reborrowed.".

                  2. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrowers and the Banks hereby agree that on and after the Fourth Amendment Effective Date (as defined below) and to but excluding the Original Financial Covenants Compliance Date (as defined below), (i) no Credit Event constituting the making of a Loan (other than a Revolving Loan made pursuant to a Mandatory Borrowing) or the issuance of a Letter of Credit shall be permitted to occur if the occurrence of the same (after giving effect to the application of the proceeds therefrom) would cause the Total Revolving Credit Exposure (as defined below) to exceed $70,397,408.17(1). As used herein, (A) the term "Total Revolving Credit Exposure" shall mean, at any time, the sum of (i) the aggregate principal amount of all Revolving Loans then outstanding (for this purpose, (x) at all times prior to the occurrence of any Sharing Event and automatic conversion of all Canadian Dollar Revolving Loans to Dollar Revolving



------------------------

(1) Amount equals the sum of $15.0 million PLUS the Total Revolving Credit Exposure on the Fourth Amendment Effective Date.

Loans pursuant to Section 1.15, using the Dollar Equivalent (determined on the same basis as provided for Section 1.01 of the Credit Agreement in the definition thereof and subject to the second proviso appearing in said definition) of the principal amount or Face Amount, as the case may be, of all Canadian Dollar Revolving Loans then outstanding and (y) at all times after the occurrence of any Sharing Event, giving effect to the conversions required by
Section 1.15 and to all participations purchased by such Bank pursuant to
Section 1.15) PLUS (ii) the aggregate amount of all Letter of Credit Outstandings at such time PLUS (iii) the aggregate principal amount of all Swingline Loans then outstanding and (B) the term "Original Financial Covenants Compliance Date" shall mean the date of the first delivery by the U.S. Borrower of a compliance certificate pursuant to (and in accordance with the requirements of) Section 8.01(d) in respect of any fiscal quarter or fiscal year of the U.S. Borrower ending on or after the fiscal year of the U.S. Borrower ended December 31, 2002, demonstrating, INTER ALIA, compliance with the financial covenant contained in Section 9.17 (in the case of a compliance certificate delivered for the fiscal year ended December 31, 2002) or the financial covenants contained in Sections 9.09 and 9.10 (in the case of a compliance certificate delivered for a fiscal quarter or fiscal year ended after December 31, 2002), in any such case as at the end of the relevant fiscal quarter or fiscal year, as the case may be. The parties hereto understand and agree that this Section 2 shall supersede and replace in all respects Section 1 of the Consent and Waiver to the Credit Agreement, dated as of October 26, 2001.

                  3. Section 1.03(a) of the Credit Agreement is hereby amended by inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in clause (iii) of the second sentence in said Section.

                  4. Section 1.05(a) of the Credit Agreement is hereby amended by (i) deleting the term "Section 1.05(i)" appearing in said Section and inserting the term "Section 1.05(j)" in lieu thereof, (ii) deleting the word "and" appearing at the end of clause (v) of said Section and inserting a comma in lieu thereof and (iii) inserting the following new clause (vii) at the end of said Section:

         "and (vii) if Tranche D Term Loans, by a promissory note substantially in the form of Exhibit B-7 with blanks appropriately completed in conformity herewith (each, a "Tranche D Term Note" and, collectively, the "Tranche D Term Notes")".

                  5. Section 1.05 of the Credit Agreement is hereby further amended by (i) redesignating clauses (h) and (i) thereof as clauses (i) and (j), respectively, (ii) deleting the text "clause (f)" appearing in the third sentence of clause (j) of said Section (as redesignated pursuant to preceding clause (i)) and inserting the text "clause (i)" in lieu thereof and (iii) inserting the following new clause (h) immediately following clause (g) of said
Section:

                  "(h) The Tranche D Term Note issued to each Bank with a Tranche D Term Loan Commitment and/or outstanding Tranche D Term Loans shall (i) be executed by the U.S. Borrower, (ii) be payable to such Bank or its registered assigns and be dated the Fourth Amendment Effective Date (or, in the case of any Tranche D Term Note issued after the Fourth Amendment Effective Date, the date of issuance thereof),
         (iii) be in a stated principal amount equal to the Tranche D Term Loan Commitment of such Bank on the Fourth Amendment Effective Date (or, in the case of any Tranche D Term Note issued after the Fourth Amendment Effective Date, in a stated principal amount equal to the outstanding principal amount of the Tranche D Term Loan of such Bank on the date of the issuance thereof) and be payable in the principal amount of Tranche D Term Loans evidenced thereby from time to time, (iv) mature on the

         Tranche D Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.".

                  6. Section 1.07 of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following sentence in lieu thereof:

         "All Borrowings of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans shall be incurred by the U.S. Borrower from the Banks PRO RATA on the basis of such Banks' Tranche A Term Loan Borrowing Amount, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments or Tranche D Term Loan Commitments, as the case may be.".

                  7. Section 1.13 of the Credit Agreement is hereby amended by inserting the text "(other than a Post-Put Tranche D Bank)" (i) after the text "any Bank" in each place such text appears in the first sentence of said Section and (ii) after the text "a Bank" appearing in the first sentence of said Section.

                  8. Section 3.02(b) of the Credit Agreement is hereby amended by inserting the text "(other than a Post-Put Tranche D Bank)" after the text "a Bank" appearing in said Section.

                  9. Section 3.03 of the Credit Agreement is hereby amended by
(x) deleting clause (g) of said Section in its entirety and inserting the following new clause (g) in lieu thereof:

                  "(g) Each reduction to the Total New Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment, the Total Tranche C Term Loan Commitment and the Total Tranche D Term Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall be applied proportionately to reduce the New Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment or the Tranche D Term Loan Commitment, as the case may be, of each Bank with such a Commitment.", and (y) inserting the following new clause (i) at the end of said Section:

                  "(i) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche D Term Loan Commitment (and the Tranche D Term Loan Commitment of each Bank) shall terminate in its entirety on the Fourth Amendment Effective Date (after giving effect to the making of the Tranche D Term Loans on such date).".

                  10. Section 4.01 of the Credit Agreement is hereby amended by
(i) deleting the text "and/or Tranche C Term Loans" appearing in the first sentence of said Section and inserting the text ", Tranche C Term Loans and/or Tranche D Term Loans" in lieu thereof, (ii) inserting the text "Tranche D Term Loans," immediately after the text "Tranche C Term Loans," appearing in clause
(i) of said Section, (iii) deleting the text "and" appearing prior to the text "(II)" in clause (i) of said Section and inserting a comma in lieu thereof, (iv) inserting the following text before the semi-colon appearing in clause (i) of said Section:

         "and (III) in the case of any prepayment of Tranche D Term Loans, shall
         (x) set forth the Adjusted Senior Leverage Ratio (which shall be less than 2.00:1.00) as at the date of the delivery of such notice (calculated on a PRO FORMA Basis after giving effect to respective prepayment of such Tranche D Term Loans on such date), certified by the chief financial officer or other Authorized Officer of the U.S. Borrower, together with the calculations (in reasonable detail) necessary to establish such Adjusted Senior Leverage Ratio and (y) include a certification that, to the best of such officer's knowledge, no Default or Event of Default is then in existence or would exist immediately after giving effect to the respective prepayment of Tranche D Term Loans",

(v) inserting the text "(other than a Post-Put Tranche D Bank)" immediately after the text "a Bank" appearing in clause (vii) of said Section, (vi) deleting clause (viii) of said Section in its entirety and inserting the following new clause (viii) in lieu thereof:

                  "(viii) subject to the proviso to this clause (viii), each prepayment of Term Loans pursuant to this Section 4.01 must consist solely of a prepayment of Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans, with such prepayment to be applied to the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans on a PRO RATA basis (based upon the then outstanding principal amount of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be); PROVIDED that (A) the provisions of this clause (viii) shall not be applicable in connection with any prepayment of Term Loans pursuant to preceding clause (vii) and (B) nothing in this clause (viii) shall prohibit (or be deemed to prohibit) the prepayment of Tranche D Term Loans (without any concurrent prepayment of Term Loans of any other Tranche) in accordance with the last sentence of this Section 4.01", and (vii) adding the following new paragraph at the end of said Section:

                  "Notwithstanding anything to the contrary contained above or elsewhere in this Agreement or otherwise, (i) the U.S. Borrower may at any time and from time to time prepay Tranche D Term Loans, in whole or in part, in an amount not to exceed the Excess Proceeds Amount as then in effect, so long as no Default or Event of Default exists at the time of such voluntary prepayment and immediately after giving effect thereto, (ii) the U.S. Borrower may prepay Tranche D Term Loans, in whole or in part, so long as (x) no Default or Event of Default exists at the time of such voluntary prepayment and immediately after giving effect thereto and (y) the chief financial officer or other Authorized Officer of the U.S. Borrower shall have delivered to the Banks on the date of such proposed prepayment an officer's certificate establishing compliance with an Adjusted Senior Leverage Ratio as at the date of the proposed prepayment (calculated on a PRO FORMA Basis after giving effect to respective prepayment of such Tranche D Term Loans) of less than 2.00:1.00 and containing the other certifications and calculations required to be included in the prepayment notice for Tranche D Term Loans pursuant to subclause (III) of clause (i) of the first sentence of this Section 4.01 and (iii) the U.S. Borrower may prepay Tranche D Term Loans, in whole or in part, at any time after the date on which the Total Commitment and all Letters of Credit have been terminated and all Loans (other than the Tranche D Term Loans), Notes (other than the Tranche D Term Notes) and Unpaid Drawings, together with all interest owing with respect thereto, have been indefeasably paid in full in cash.".

                  11. Section 4.02(e) of the Credit Agreement is hereby amended by deleting clause (y) appearing in the second parenthetical in said Section in its entirety and inserting the following new clause (y) in lieu thereof:

         "(y) so long as no Default or Event of Default is then in existence, any issuance of U.S. Borrower Common Stock or Qualified Preferred Stock to the extent the proceeds therefrom are used to repurchase and/or redeem Senior Subordinated Notes in accordance with the requirements of subclause (x) or (y) of the proviso appearing in Section 9.12(ii)".

                  12. Section 4.02(h) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 4.02(h) in lieu thereof:

                  "(h) Each amount required to be applied pursuant to Sections 4.02(c), (d), (e), (f) and (g) in accordance with this Section 4.02(h) shall be applied (i) FIRST, to repay the outstanding principal amount of Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans, with each such amount required to be applied to repay outstanding Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, to be applied PRO RATA to each such Tranche of Term Loans based upon the then remaining principal amounts of such Tranches of Term Loans (with each of the Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage), the numerator of which is equal to the then outstanding principal amount of such Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, and the denominator of which is equal to the then aggregate principal amount of all outstanding Tranche A Term Loans, Tranche B Term Loans and Tranche

         C Term Loans), (ii) SECOND, to the extent in excess of the amounts required to be applied pursuant to the preceding clause (i), to reduce the Total Revolving Loan Commitment in the manner provided in Section 3.03(f) (it being understood and agreed that (x) the amount of any reduction to the Total Revolving Loan Commitment as provided in immediately preceding clause (ii) shall be deemed to be an application of proceeds for purposes of this Section 4.02(h) even though cash is not actually applied and (y) any cash received by the U.S. Borrower or any of its Subsidiaries will be retained by such Person except to the extent that such cash is otherwise required to be applied as provided in Section 4.02(a) as a result of any reduction to the Total Revolving Loan Commitment or is otherwise required to be applied to the repayment of Tranche D Term Loans as provided in clause (iii) below) and (iii) THIRD, to the extent in excess of the amounts required to be applied pursuant to the preceding clauses (i) and (ii) (and only after the Total Commitment and all Letters of Credit have been terminated and all Loans (other than Tranche D Term Loans), Notes (other than Tranche D Term Notes) and Unpaid Drawings have been indefeasably paid in full in cash), to the Tranche D Term Loans then outstanding. All repayments of outstanding Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans pursuant to Sections 4.02(c), (d), (e), (f) or (g) shall be applied to reduce the then remaining Scheduled Repayments of such Tranche of Term Loans on a PRO RATA basis (based upon the then remaining Scheduled Repayments of such Tranche after giving effect to all prior reductions thereto). For purposes of greater clarity, the parties hereto acknowledge and agree that any amount applied pursuant to Section 4.02(c), (d), (e) or (f) as a mandatory repayment in accordance with this Section 4.02(h) need not represent the actual proceeds received by the U.S. Borrower or any of its Subsidiaries in connection with the respective Asset Sale, debt incurrence, equity issuance or Recovery Event, as the case may be.".

                  13. Section 7.05 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end of said Section:

                  "(e) The proceeds of all Tranche D Term Loans shall be utilized by the U.S. Borrower on the Fourth Amendment Effective Date solely to repay Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans in an aggregate principal amount equal to $15,000,000 pursuant to, and in accordance with the terms of, Section 4.01 of the Credit Agreement.".

                  14. Section 7.10 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end of said Section:

                  "(f) The Updated Projections have been prepared on a basis consistent with the financial statements referred to in Section 7.10(b), and have been prepared in good faith and are based on reasonable assumptions under the then known facts and circumstances. On the Fourth Amendment Effective Date, the management of the U.S. Borrower believes that the Updated Projections are reasonable and attainable based upon the then known facts and circumstances (it being understood that nothing contained in this Section 7.10(f) shall constitute a representation that the results forecasted in such Updated Projections will in fact be achieved). There is no fact known to either Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Banks for use in connection with the transactions contemplated by the Fourth Amendment.".

                  15. Section 8.01(d) of the Credit Agreement is hereby amended by deleting the text "9.09 and 9.10" in each place such text appears in said Section and inserting the text "9.09, 9.10, 9.11, 9.16 and 9.17" in lieu thereof.

                  16. Section 8 of the Credit Agreement is hereby amended by inserting the following new Sections 8.18 and 8.19 at the end of said Section:

                  "8.18 MORTGAGE AMENDMENTS. Each U.S. Credit Party party to a Mortgage hereby agrees to deliver to the Collateral Agent, or cause to be delivered to the Collateral Agent, within 30 days following the Fourth Amendment Effective Date (x) fully executed counterparts of amendments (the "Mortgage Amendments"), in form and substance satisfactory to the Collateral Agent, to each Mortgage as may be specified by the Collateral Agent, together with evidence that counterparts of each of the Mortgage Amendments have been delivered to the title company insuring the Lien on the relevant Mortgage for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the relevant Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors and (y) either endorsements to the relevant existing Mortgage Policies or new Mortgage Policies assuring the Collateral Agent that each Mortgage so specified by the Collateral Agent, after giving effect to the respective Mortgage Amendment, is a valid and enforceable first priority mortgage lien on the respective Mortgaged Property, free and clear of all defects and encumbrances, except Permitted Encumbrances.

                  8.19 PAYMENT OF CONSULTANT'S FEES. The Borrowers shall pay (on a joint and several basis) all costs, fees and disbursements of Conway, Del Genio, Gries & Co., LLC ("CDG") in connection with its engagement and indemnify CDG for all losses, liabilities, expenses, claims and other obligations, in each case at such times, and in such amounts, as required by the terms of the Consultant's Engagement Letter.".

                  17. Notwithstanding anything to the contrary contained in Sections 8.14, 9.02(h) and 9.05(j) of the Credit Agreement, at all times on and after the Fourth Amendment Effective Date and prior to the Original Financial Covenants Compliance Date (as defined in Section 2 hereof), neither the U.S. Borrower nor any of its Subsidiaries shall be permitted to consummate any Permitted Acquisition without the express written consent of the Required Banks.

                  18. Section 9.07 of the Credit Agreement is hereby amended by
(i) deleting the text "the Agent" appearing in clause (iii) of the first proviso appearing in the first sentence of said Section and inserting the text "the Administrative Agent" in lieu thereof, (ii) deleting the word "and" appearing at the end of clause (x) of the first proviso appearing in the first sentence of said Section, (iii) deleting the period at the end of clause (xi) of the first proviso appearing in the first sentence of said Section and inserting the text "; and" in lieu thereof and (iv) inserting the following new clause (xii) at the end of the first sentence appearing in said Section:

                  "(xii) each Apollo Obligor may enter into and perform its respective obligations pursuant to the Put and Call Agreement and, following the purchase of any Tranche D Obligations by it pursuant to the Put and Call Agreement, such Apollo Obligor shall have all rights with respect thereto as are provided in this Agreement and the related Credit Documents; PROVIDED that no Apollo Obligor shall be entitled to receive any other, or additional, consideration (except as expressly provided in this Agreement with respect to any Tranche D Term Loans actually purchased by it) in connection with its entering into or performance of the Put and Call Agreement.".

                  19. The Banks hereby waive compliance by the U.S. Borrower with Section 9.09 of the Credit Agreement for (and only for) the Test Periods ending on the last day of the fiscal quarters of the U.S. Borrower ended December 31, 2001, March 31, 2002, June 30, 2002, September 30, 2002 and
December 31, 2002.

                  20. The Banks hereby waive compliance by the U.S. Borrower with Section 9.10 of the Credit Agreement for (and only for) the last day of the fiscal quarters of the U.S. Borrower ended December 31, 2001, March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002.

                  21. Section 9.11(a) of the Credit Agreement is hereby amended by deleting the amount "$30,000,000" appearing in the table in said Section opposite the fiscal year ending December 31, 2002 and inserting the amount "$18,000,000" in lieu thereof.

                  22. Section 9.12 of the Credit Agreement is hereby amended by
(i) redesignating subclause (x) of the proviso appearing in clause (ii) of said Section as subclause (w), (ii) inserting the following new subclause (x) immediately after the text "Permitted Subordinated Refinancing Indebtedness," appearing in subclause (w) of the proviso appearing in clause (ii) of said Section (as redesignated pursuant to preceding clause (i)):

         "(x) Senior Subordinated Notes may from time to time be redeemed in accordance with the terms of the Senior Subordinated Notes Indenture and/or repurchased on the open-market, in either case with the proceeds of an issuance of U.S. Borrower Common Stock or Qualified Preferred Stock, so long as (I) the Administrative Agent has consented to any such redemption or repurchase in writing and (II) in the case of any repurchase of Senior Subordinated Notes, the aggregate amount of cash expended by the U.S. Borrower to effect such repurchases shall not exceed the principal amount of the Senior Subordinated Notes so repurchased,",

(iii) deleting the word "and" appearing at the end of clause (iii) thereof, (iv) deleting the period at the end of clause (iv) appearing in said Section and inserting the text "; and" in lieu thereof and (v) inserting the following new clause (v) at the end of said Section:

                  "(v) directly or indirectly make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or in respect of, any Tranche D Term Loans except as expressly permitted by the last sentence of
         Section 4.01.".

                  23. Section 9 of the Credit Agreement is hereby further amended by inserting the following new Section 9.17 at the end of said Section:

                  "9.17 MINIMUM CONSOLIDATED EBITDA. The U.S. Borrower will not permit Consolidated EBITDA for any Test Period ending on the last day of any fiscal quarter of the U.S. Borrower specified below to be less than the amount set forth opposite such fiscal quarter below:

                  FISCAL QUARTER ENDED                    AMOUNT
                  --------------------                    ------
                  March 31, 2002                          $13,280,000
                  June 30, 2002                           $28,262,000
                  September 30, 2002                      $44,034,000
                  December 31, 2002                       $59,491,000".

                  24. Section 10 of the Credit Agreement is hereby amended by
(i) inserting the word "or" immediately after the text "shall have occurred;" appearing in Section 10.10 of said Section and (ii) adding the following new
Section 10.11 immediately after Section 10.10 of said Section and before the remedies provisions appearing immediately thereafter:

                  "10.11. PUT AND CALL AGREEMENT. The Put and Call Agreement or any provision thereof shall cease to be in full force or effect as to any Apollo Obligor or any Person acting by or on behalf of any Apollo Obligor shall deny or disaffirm such Apollo Obligor's obligations under the Put and Call Agreement;".

                  25. The definition of "Maximum Permitted Acquisition Leverage Ratio" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the word "Total" immediately after the word "Adjusted" in each place it appears in said Section.

                  26. The definition of "Applicable Margin" appearing in Section
11.01 of the Credit Agreement is hereby amended by (i) redesignating clause (vi) appearing in the first sentence of said definition as clause (vii), (ii) inserting the following new clause (vi) immediately following clause (v) appearing in the first sentence of said definition:

         "(vi) in the case of Tranche D Term Loans maintained as (x) Base Rate Loans, 1.00% and Eurodollar Loans, 2.00%,"

, (iii) inserting the text "for the respective Tranche of Loans (other than Tranche D Term Loans) or Commitment Fees" immediately following the text "a different margin" appearing in the second sentence of said definition and (iv) inserting the following sentence at the end of said definition:

         "It is understood and agreed that the new "Applicable Margins" included in the first sentence of this definition pursuant to the Third Amendment or the Fourth Amendment, as the case may be, shall be effective for all purposes of this Agreement on and after the Third Amendment Effective Date or the Fourth Amendment Effective Date, as the case may be, but not for periods prior to the Third Amendment Effective Date or the Fourth Amendment Effective Date, as the case may be.".

                  27. The definition of "Commitment" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text ", a Tranche D Term Loan Commitment" immediately following the text "a Tranche C Term Loan Commitment" appearing in said definition.

                  28. The definition of "Consolidated EBITDA" appearing in
Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text "(I)" immediately prior to the text "to the extent" appearing in the last sentence contained in said definition and (ii) inserting the text "and (II) for purposes of any determination of compliance with Section 9.17, Consolidated EBITDA shall be calculated in accordance with the requirements of the last sentence appearing in the definition of Test Period contained herein" immediately following the text "contained herein" appearing in the last sentence contained in said definition.

                  29. The definition of "Consolidated Senior Debt" appearing in
Section 11.01 of the Credit Agreement is hereby amended by inserting the text ", the aggregate principal amount of all Tranche D Term Loans then outstanding" immediately after the text "Senior Subordinated Notes" appearing in said definition.

                  30. The definition of "Credit Documents" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the text "and, on and after the execution and delivery thereof, but for purposes of Sections 13.01 only (including for purposes of the term "Documents" used therein), the Put and Call Agreement" immediately following the text "Security Document" appearing in said definition.

                  31. The definition of "Eligible Transferee" appearing in
Section 11.01 of the Credit Agreement is hereby amended by inserting the phrase "and (for purposes of Tranche D Obligations only) any Apollo Obligor" immediately after the text "(other than an individual)" appearing in said definition.

                  32. The definition of "Final Maturity Date" appearing in
Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text "or the Tranche D Term Loan Maturity Date" immediately following the text "the Tranche C Term Loan Maturity Date" appearing in said definition.

                  33. The definition of "Loan" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "each Tranche D Term Loan," immediately following the text "each Tranche C Term Loan," appearing in said definition.

                  34. The definition of "Note" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "each Tranche D Term Note," immediately following the text "each Tranche C Term Note," appearing in said definition.

                  35. The definition of "Obligations" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the phrase "(including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law)" immediately after the phrase "all amounts" appearing in said definition.

                  36. The definition of "PRO FORMA Basis" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the text "(other than any such determination for purposes of Section 9.17)" immediately after the text "Consolidated EBITDA" appearing in clause (iii) of the first sentence of said definition.

                  37. The definition of "Required Banks" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of said definition:

                  "Notwithstanding anything to the contrary contained in this definition, it is understood and agreed that outstanding Tranche D Term Loans shall not be included in the foregoing calculations of Required Banks at any time after the date on which any Tranche D Term Loans have been assigned or otherwise transferred to any Apollo Obligor in accordance with the terms of the Put and Call Agreement, unless the Total Commitment and all Letters of Credit have been terminated and all Loans (other than the Tranche D Term Loans), Notes (other than the Tranche D Term Notes) and Unpaid Drawings, together with all interest owing with respect thereto, have been indefeasibly paid in full in cash.".

                  38. The definition of "Sub-Tranche" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) of said definition and (ii) including the following text immediately after clause (v) appearing in said definition:

         "and (vi) the Tranche D Term Loans and the Commitments pursuant to which the Tranche D Term Loans are extended".

                  39. The definition of "Term Loans" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing after the text "Tranche B Term Loans" in said definition and inserting a comma in lieu thereof and (ii) inserting the text "and Tranche D Term Loans" immediately following the text "Tranche C Term Loans" appearing in said definition.

                  40. The definition of "Test Period" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of said Section:

         "Notwithstanding anything to the contrary contained above, for purpose of any determination of compliance with Section 9.17, the term "Test Period" shall mean the period commencing on January 1, 2002 and ending on the last day of the fiscal quarter of the U.S. Borrower then last ended.".

                  41. The definition of "Total Term Loan Commitment" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text "and the Total Tranche D Term Loan Commitment" immediately following the text "Total Tranche C Term Loan Commitment" appearing in said definition.

                  42. The definition of "Tranche" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in said definition and (ii) deleting the word "five" appearing in said definition and inserting the word "six" in lieu thereof.

                  43. The definition of "U.S. Bank" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "a Tranche D Term Loan Commitment," immediately following the text "Tranche C Term Loan Commitment," appearing in said definition.

                  44. Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                  "Apollo Obligors" shall mean the General Partner, Apollo Investment Fund III, L.P., a Delaware limited partnership, Apollo Overseas Partners III, L.P., a Delaware limited partnership, and Apollo (U.K.) Partners III, L.P., a limited partnership organized under the laws of England.

                  "CDG" shall have the meaning provided in Section 8.19.

                  "Consultant's Engagement Letter" shall mean that certain Engagement Letter, dated as of November 7, 2001, among the Borrowers, the Administrative Agent and CDG.

                  "Disposition" means the sale, assignment, transfer, lease, conveyance or other disposition by the U.S. Borrower or any of its Subsidiaries of any Collateral, including, without limitation an involuntary disposition as a result of a casualty or condemnation.

                  "Excess Proceeds Amount" shall initially be $0, which amount shall be (A) INCREASED on each Excess Cash Flow Payment Date so long as any repayment required pursuant to Section 4.02(g) has been made, by an amount equal to Adjusted Excess Cash Flow for the immediately preceding Excess Cash Flow Payment Period multiplied by a percentage equal to 100% MINUS the Applicable Excess Cash Flow Percentage as in effect for the respective Excess Cash Flow Payment Date, and (B) REDUCED (i) on each Excess Cash Flow Payment Date where Excess Cash Flow for the immediately preceding Excess Cash Flow Payment Period is a negative number, by such amount and (ii) at any time any Tranche D Term Loans are repaid pursuant to clause (i) of the last sentence of Section 4.01, by the aggregate principal amount of the Tranche D Terms so repaid (it being understood that the Excess Proceeds Amount may be reduced to an amount below zero after giving effect to the reductions enumerated in clause (B) above).

                  "Fourth Amendment" shall mean the Fourth Amendment to Credit Agreement; First Amendment to U.S. Security Agreement; and

         Acknowledgements and Agreements with respect to U.S. Subsidiaries Guaranty and U.S. Security Documents, dated as of December 14, 2001.

                  "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

                  "General Partner" shall mean Apollo Advisors II, L.P., a Delaware limited partnership.

                  "Mortgage Amendments" shall have the meaning provided in
         Section 8.18.

                  "Non-Tranche D Obligations" shall mean all Obligations (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law, but excluding any Other Secured Obligations) other than the Tranche D Obligations.

                  "Non-Tranche D Secured Obligations" shall mean and include all Non-Tranche D Obligations (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) and all Other Secured Obligations.

                  "Other Secured Obligations" shall mean any Other Obligations under, and as defined in, the various Security Documents which are secured pursuant to the various Security Documents.

                  "Post-Put Tranche D Bank" shall mean (i) each Apollo Obligor,
         (ii) any Tranche D Bank to which any Apollo Obligor assigns its Tranche D Obligations, (iii) any other Tranche D Bank to which a Tranche D Bank described in preceding clause (ii) assigns its Tranche D Obligations and (iv) all other transferees and assigns of the Tranche D Banks described in preceding clauses (i) through (iii) and their respective transferees and assigns.

                  "Proceeds" shall mean "Proceeds" as such term is defined in
         Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the U.S. Borrower or its Subsidiaries from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the U.S. Borrower or its Subsidiaries from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental agency (or any Person acting under color of governmental authority), (c) any claim of the U.S. Borrower or any of its Subsidiaries against third parties (i) for past, present or future infringement of any patent or patent license or (ii) for past, present or future infringement or dilution of any trademark or trademark license or for injury to the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license, and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Put and Call Agreement" shall mean the Put and Call Agreement in the form of Exhibit O hereto, dated as of December 14, 2001, among the Apollo Obligors, certain Tranche D Banks and the Administrative Agent, on behalf of the Tranche D Banks, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Remedial Action" means any claim, proceeding or action to foreclose upon, take possession or control of, sell, lease or otherwise dispose of, or in any other manner realize, take steps to realize or seek to realize upon, the whole or any part of any Collateral, whether pursuant to the UCC, by foreclosure, by setoff, by self-help repossession, by notification to account debtors, by deed in lieu of foreclosure, by exercise of power of sale, by judicial action or otherwise, or the exercise of any other remedies with respect to any Collateral available under any of the Security Documents, or under applicable law.

                  "Required Tranche D Banks" shall mean those Banks, the sum of whose outstanding Tranche D Term Loans (or, if prior to the termination of the Total Tranche D Term Loan Commitment, Tranche D Term Loan Commitments) represent an amount greater than 50% of the sum of all outstanding Tranche D Term Loans (or, if prior to the termination of the Total Tranche D Term Loan Commitment, the Total Tranche D Term Loan Commitment) of the Tranche D Banks.

                  "Secured Obligations" shall mean and include all Non-Tranche D Secured Obligations and, subject to the provisions of Section 15, all Tranche D Obligations.

                  "Third Amendment" shall mean the Third Amendment to this Agreement, dated as of May 23, 2001.

                  "Total Tranche D Term Loan Commitment" shall mean the sum of the Tranche D Term Loan Commitments of each of the Banks.

                  "Tranche D Bank" at any time shall mean any Bank which has a Tranche D Term Loan Commitment or any outstanding Tranche D Term Loans.

                  "Tranche D Obligations" shall mean all Obligations constituting the principal of, or interest (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, Tranche D Term Loans or under the Tranche D Term Notes, and any other amounts owing pursuant to the terms of this Agreement or any other Credit Documents with respect to the Tranche D Term Loans.

                  "Tranche D Term Loan" shall have the meaning provided in
         Section 1.01(g).

                  "Tranche D Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "Tranche D Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10.

                  "Tranche D Term Loan Maturity Date" shall mean the earlier of
         (i) March 2, 2006 and (ii) that date, if any, which occurs two Business Days after the acceleration of any principal of any outstanding Loans pursuant to Section 10 of this Agreement; PROVIDED that in the event of any acceleration as described in preceding clause (ii), if the respective such acceleration is rescinded, then the Tranche D Term Loan Maturity Date shall be deemed not to have occurred.

                  "Tranche D Term Note" shall have the meaning provided in
         Section 1.05(a)(vii).

                  "Updated Projections" shall have the meaning provided in the Fourth Amendment.

                  45. Section 12.07 of the Credit Agreement is hereby amended by
(i) inserting the text "(including, without limitation, reasonable fees and expenses of counsel)" immediately after the text "reasonable expenses" appearing in the first sentence of said Section, (ii) inserting the text ", as the case may be," immediately prior to text "for the payment of any portion" appearing in the proviso in the first sentence of said Section and (iii) inserting the text ", as the case may be" immediately prior to the period at the end of the first sentence appearing in said Section.

                  46. Section 13.01 of the Credit Agreement is hereby amended by
(x) redesignating clause (iv) of said Section as clause (vi) of said Section,
(y) inserting the text "(including, without limitation, reasonable fees and disbursements of counsel)" immediately after the text "damages or expenses" in the first place such text appears in clause (iv) of said Section and (z) inserting the following new clauses (iv) and (v) immediately after the text "to pay such taxes;" appearing in clause (iii) of said Section:

                  "(iv) pay all reasonable out-of-pocket fees, costs and expenses of any financial advisor engaged by the Administrative Agent on behalf of the Banks (or by counsel or another agent on behalf of the Administrative Agent) and approved by the U.S. Borrower (such approval not to be unreasonably withheld or delayed); (v) pay all reasonable out-of-pocket fees, costs and expenses of special bankruptcy counsel engaged by the Administrative Agent (on behalf of the Banks) or the Banks (acting collectively) and approved by the U.S. Borrower (such approval not to be unreasonably withheld or delayed) in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings (although nothing in this clause
         (v) shall limit (or be deemed to limit) the expense reimbursement provisions in favor of each Bank pursuant to clause (ii) above in the circumstances contemplated thereby);".

                  47 Section 13.04 of the Credit Agreement is hereby amended by
(i) inserting the text "except in the case of assignments to an Apollo Obligor pursuant to the Put and Call Agreement," immediately prior to the text "the

Administrative Agent shall receive" appearing in subclause (viii) of the first proviso appearing in clause (b) of said Section and (ii) inserting the clause "(x) assigning, transferring or granting participations in its interests in Tranche D Term Loans and/or Tranche D Term Notes pursuant to the provisions of the Put and Call Agreement or (y)" immediately following the text "prohibit any Bank or CSFB from" appearing in clause (c) of said Section.

                  48. Section 13.06 of the Credit Agreement is hereby amended by
(i) deleting the text "in each case prior to the occurrence of a Sharing Event," appearing in clause (b) of said Section and (ii) inserting the following new clause (c) at the end of said Section:

                  "(c) Notwithstanding anything to the contrary contained herein, the provisions of preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which (x) require differing payments to be made with respect to the various Tranches of Loans or (y) prohibit payments in respect of any Tranche of Loans.".

                  49. Section 13.07 of the Credit Agreement is hereby amended by deleting the text "9.09 and 9.10" appearing in the parenthetical in clause (b) of said Section and inserting the text "9.09, 9.10 and 9.17" in lieu thereof.

                  50. Section 13 of the Credit Agreement is hereby amended by inserting the following new Section 13.17 at the end of said Section:

                  "13.17 SPECIAL AGREEMENTS REGARDING INCURRENCE OF TRANCHE D TERM LOANS AND OTHER LOANS. Each of the Borrowers hereby acknowledges and agrees that (i) all Revolving Loans, Swingline Loans, Letters of Credit and Tranche A Term Loans (other than New Tranche A Term Loans) were incurred (or will be incurred, as applicable) as permitted by
         Section 4.04 of the Senior Subordinated Notes Indenture in reliance on clause (ii) of the definition of "Permitted Indebtedness" contained therein, (ii) all New Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans were incurred in reliance on the proviso to
         Section 4.04 of the Senior Subordinated Notes Indenture, (iii) $2,631,578.95 of principal of Tranche D Term Loans (I.E., an amount equal to the principal amount of Tranche A Term Loans (which constituted Original Term Loans on their date of incurrence) refinanced with the proceeds of Tranche D Term Loans on the Fourth Amendment Effective Date) was incurred as permitted by Section 4.04 of the Senior Subordinated Notes Indenture in reliance on clause (ii) of the definition of "Permitted Indebtedness" contained therein, (iv) $12,368,421.05 of principal of Tranche D Term Loans (I.E., an amount equal to the principal amount of Term Loans (other than those which constituted Original Term Loans on their date of incurrence) refinanced with the proceeds of Tranche D Term Loans on the Fourth Amendment Effective Date) was incurred as permitted by Section 4.04 of the Senior Subordinated Notes Indenture in reliance on clause (xiii) of the definition of "Permitted Indebtedness" contained therein and (v) it will not take a position contrary to positions set forth above in this
         Section 13.17 for any purpose.".

                  51. The Credit Agreement is hereby further amended by adding the following new Section 15 immediately after Section 14 thereof:

                  "SECTION 15. SPECIAL PROVISIONS WITH RESPECT TO TRANCHE D TERM LOANS. To induce the Required Banks to enter into the Fourth Amendment and thereby permit the making of the Tranche D Term Loans, the following agreements are made by the Tranche D Banks (and their successors and assigns) for the benefit of the Banks holding Non-Tranche D Obligations hereunder (except that the agreement contained in Section 15.14 is made by the Banks party to the Fourth Amendment (and their successors and assigns) for the benefit of the Tranche D Banks):

                  15.01 PROVISIONS APPLICABLE TO AFFILIATES HOLDING TRANCHE D TERM LOANS. Notwithstanding anything to the contrary contained elsewhere in this Agreement or any other Credit Document, each holder of any Tranche D Obligations which is an Apollo Obligor or another Affiliate of the U.S. Borrower shall have (i) no right to receive any amounts (whether as additional compensation, reimbursement or payments in respect of indemnities) pursuant to any of Sections 1.10, 1.11, 4.04 or 13.01 of this Agreement, (ii) unless the Required Banks otherwise expressly consent, no right to set-off (whether pursuant to Section 13.02, applicable law or otherwise) any amounts owed to it by any Credit Party against or on account of any of the Obligations with respect to Tranche D Term Loans and (iii) no right (in its capacity as a Bank) to attend any meetings of the Banks or to receive information with respect to either Borrower or any of their respective Subsidiaries from the Administrative Agent or any other Bank. In no event shall the provisions of this Section 15.01 be applicable to the Tranche D Banks which constituted Banks party to this Credit Agreement on the Fourth Amendment Effective Date.

                  15.02 PRIORITIES WITH RESPECT TO COLLATERAL. The Banks acknowledge and agree that all Secured Obligations shall be secured pursuant to the Security Documents in accordance with the terms thereof; PROVIDED that, notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, as between the Tranche D Obligations and Non-Tranche D Secured Obligations, the following priorities with respect to the Collateral shall apply:

                           (i) the Non-Tranche D Secured Obligations shall be
                  entitled to a first priority security interest in all Collateral, superior and prior to the rights of the holders of the Tranche D Obligations with respect thereto, which rights of the holders of Tranche D Obligations to any and all Collateral shall be subordinate and junior to the interests of the holders of the Non-Tranche D Secured Obligations under the Security Documents; and

                           (ii) the holders of the Tranche D Obligations, for
                  themselves and their successors and assigns, hereby acknowledge and agree for the benefit of the other Secured Creditors that they shall not be entitled to receive, in respect of the Tranche D Obligations held by them, any of the proceeds of any Collateral following the occurrence of an Event of Default or received as a result of the enforcement of rights pursuant to the Security Documents until all Non-Tranche D Secured Obligations have been indefeasibly paid in full in cash. The Tranche D Banks (for themselves and their successors and assigns) hereby agree that, to the extent that their outstanding Tranche D Term Loans are excluded for purposes of determining the "Required Banks" in accordance with the last sentence appearing in the definition thereof contained herein, they shall have no rights to institute foreclosure or other enforcement rights under the Security Documents or any other Credit Document or otherwise, but shall only be entitled to share in the proceeds of the Collateral as realized and following the indefeasible payment in full in cash of all Non-Tranche D Secured Obligations. The Tranche D Banks also acknowledge and agree that they shall have no rights to accelerate the maturity of any Tranche D Term Loans or otherwise to participate in enforcement decisions pursuant to Section 10 of this Agreement at any time that their Tranche D Term Loans are excluded for purposes of determining the "Required Banks" in accordance with the last sentence appearing in the definition thereof contained herein.

                           (iii) Until all Non-Tranche D Secured Obligations
                  have been indefeasibly paid in full in cash, each holder of the Tranche D Obligations hereby agrees (x) not to exercise, with respect to the Tranche D Obligations, any right of setoff or counterclaim with respect to the Collateral or any Proceeds thereof, (y) that all Proceeds of Collateral shall be paid to the Administrative Agent for application to the Non-Tranche D Secured Obligations and (z) that any Proceeds of Collateral received by any holder of the Tranche D Obligations in its capacity as such and any other cash or other property received by any holder of the Tranche D Obligations in its capacity as such shall be segregated and held in trust and paid over to the Administrative Agent for the benefit of the holders of all Non-Tranche D Secured Obligations in the same form as received, with any necessary endorsements.

                           (iv) If the Collateral Agent releases its liens in
                  any Collateral in connection with the sale, lease, transfer or other disposition thereof, the holders of the Tranche D Obligations shall execute and deliver to the Collateral Agent such termination statements, release documents, consents and other documents as the Collateral Agent may request to effectively release, and facilitate the release of, the Liens held by the Collateral Agent in such Collateral.

                  The foregoing provisions shall be effective at all times during the term of this Agreement, and notwithstanding (without limitation): (i) the initiation of any bankruptcy, moratorium, reorganization or other insolvency proceeding with respect to either Borrower or any of their respective Subsidiaries; (ii) the priorities which would otherwise result under the terms of the respective Security Documents or under applicable law; (iii) the taking of possession of any Collateral by any Tranche D Bank; or (iv) any other matter whatsoever; and shall continue in full force and effect until the Total Commitment has terminated and all Secured Obligations have been repaid in full.

                  15.03 PRIORITY ON DISTRIBUTION OF PROCEEDS OF COLLATERAL. In the event of:

                           (a) any distribution of any Collateral upon any
                  bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of either Borrower or their respective Subsidiaries, or the application of any Collateral to the payment thereof;

                           (b) any distribution of the Collateral upon the
                  liquidation or dissolution of either Borrower or their respective Subsidiaries, or the winding up of the assets or business of either Borrower or their respective Subsidiaries;

                           (c) any realization by any of the Banks or the
                  Collateral Agent with respect to the Liens pursuant to the Credit Documents whether through a Remedial Action or otherwise; or

                           (d) any Disposition of any Collateral, to the extent
                  that any part of the proceeds of such disposition are required to be applied to any of the Obligations or held by the Administrative Agent or the Collateral Agent in accordance with the provisions of this Agreement or any of the Security Documents;

         then, in any such event, as between the Secured Creditors, all of the Collateral and any Proceeds thereof so distributed, applied or realized upon shall be distributed or paid to (or retained by) the Administrative Agent or Collateral Agent for application FIRST to the Administrative Agent and Collateral Agent to pay the Administrative Agent's and Collateral Agent's fees, expenses and indemnities provided for in this Agreement and in the Security Documents, SECOND, to the Non-Tranche D Secured Obligations and third, after the indefeasible payment in full in cash of all Non-Tranche D Secured Obligations, the remaining amount or such Proceeds shall be distributed or paid to (or retained by) the Collateral Agent for application to the Tranche D Obligations then due and payable.

                  15.04 CERTAIN DISPOSITIONS OF COLLATERAL. Notwithstanding anything to the contrary contained above, to the extent Collateral is sold in accordance with the requirements of Section 9.02 of this Agreement (and is not sold as a result of any Remedial Action pursuant to a Security Document) at a time when no Default or Event of Default exists pursuant to Section 10.05, the proceeds thereof shall be applied in accordance with the requirements of Section 4.02 of this Agreement.

                  15.05 RIGHT TO CONTEST. Each holder of Tranche D Obligations and each Bank described in Section 15.14 agrees for itself, and its successors and assigns, not to contest or support any other Person in contesting, in any proceeding, including without limitation, any bankruptcy, insolvency or liquidation proceeding, the priority, validity or enforceability of the Liens held by the Banks, the Administrative Agent or the Collateral Agent in the Collateral or the priority, validity or enforceability of the Obligations, or the provisions of this Section 15. Notwithstanding anything to the contrary contained in the immediately preceding sentence, the Banks shall be entitled to assert the relative priorities, as between the Non-Tranche D Secured Obligations and the Tranche D Obligations, created pursuant to this Section 15 and the relevant provisions of the Security Documents.

                  15.06 PAYMENT INVALIDATED. In the event that any of the Non-Tranche D Secured Obligations shall be paid in full and subsequently, for whatever reason (including, but not limited to, an order or judgment for disgorgement of a preference under Title 11 of the United Stated Code, or any similar law, or the settlement of any claim in respect thereof), formerly paid or satisfied Non-Tranche D Secured Obligations become unpaid or unsatisfied, the terms and conditions of this Section 15 shall be fully applicable thereto until all such Non-Tranche D Secured Obligations are again paid in full.

                  15.07 RIGHT TO AMEND. ETC. As between the Tranche D Banks and the other Secured Creditors (including without limitation the Banks), it is agreed that the Secured Creditors (excluding the Tranche D Banks in their capacities as such) may at any time and from time to time, in their sole discretion, and without any obligation to give any notice or receive any consent from any Tranche D Bank in its capacity as such, change the manner, place or terms of payment, or change or extend the time of payment of, or renew, alter, refinance, increase or add to the Non-Tranche D Secured Obligations, or obtain, release, or dispose of any Collateral therefor, or amend or supplement in any manner this Agreement, the Security Documents, the other Credit Documents or any other agreements or instruments evidencing, securing or relating to the Non-Tranche D Secured Obligations, and the provisions of this Section 15 shall continue in full force and effect with respect to all such Non-Tranche D Secured Obligations; PROVIDED, HOWEVER, that the actions of the Banks in effecting any amendments, waivers or modifications of this Agreement or the other Credit Documents shall be required to be taken in compliance with the relevant provisions regarding amendments (including without limitation Section 13.12 and, to the extent applicable, Section 15.14) contained in this Agreement or the respective Credit Document.

                  15.08 CREATION OF FUTURE OBLIGATIONS. All of the Non-Tranche D Secured Obligations shall be deemed to have been funded by the Secured Creditors in reliance upon the agreements contained in this Section 15, and each Tranche D Bank expressly waives notice of acceptance of the agreements set forth herein, notice of reliance thereon and any other agreements and notice of the creation of any Non-Tranche D Secured Obligations after the date hereof, and agrees that the Secured Creditors shall be entitled to rely upon the agreements set forth herein at all times in creating Non-Tranche D Secured Obligations. It is expressly agreed that additional extensions of credit may be made pursuant to this Agreement, with the consent of the Required Banks in accordance with Section 13.12 and any other Banks whose consent is required thereunder, and that such additional Obligations may be designated as Non-Tranche D Secured Obligations (and shall be entitled to such priorities with respect to the Collateral as may be agreed amongst the Required Banks), and that no further consent of the Tranche D Banks shall be required in connection therewith and that the provisions of this Section 15 shall be fully applicable to the Obligations so created in the future.

                  15.09 WAIVER OF LIABILITY FOR ACTIONS TAKEN WITH RESPECT TO TRANCHE D OBLIGATIONS AND Collateral. (a) Neither the Administrative Agent, the Collateral Agent nor any Bank shall have any liability to the holder of any Tranche D Obligations (in its capacity as such), and each Tranche D Bank (in its capacity as such), on behalf of itself and its successors and assigns, hereby waives to the extent permitted by applicable law any claim, right, action or cause of action which it may now or hereafter have against the Administrative Agent, the Collateral Agent or any other Bank (including, without limitation, any and all claims, rights, actions or causes of action that any Tranche D Bank may otherwise have against the Administrative Agent, the Collateral Agent or any other Bank under Sections 9-207, 9-609, 9-610, 9-611, 9-615,
         9-617 and 9-625 to 9-628, inclusive, of the UCC) arising out of, any and all actions which the Administrative Agent, the Collateral Agent or any other Bank, in good faith, takes or omits to take with respect to the Secured Obligations, any obligor with respect to the Secured Obligations or any Collateral, including, without limitation, actions with respect to: the creation, perfection or continuation of Liens with respect to any Collateral; any Remedial Action or Disposition of any Collateral; the release of any Collateral; the custody, valuation, protection, preservation, use or depreciation of any Collateral; the realizing upon or failure to realize upon any Collateral; or the collection of the Obligations. To the extent that any of the foregoing waivers is not permitted by applicable law, it is agreed that the applicable standard by which any non-waivable rights, duties or claims are to be measured shall be that none of the Administrative Agent, the Collateral Agent or any other Bank shall have any liability or responsibility to any holder of any Tranche D Obligations, for any actions or omissions by the Administrative Agent, the Collateral Agent or such Bank other than actions or omissions constituting gross negligence or wilful misconduct of the respective such Person as determined by a court of competent jurisdiction in a final and non-appealable decision.

                  15.10 FINANCING ISSUES. If the U.S. Borrower or any of its Subsidiaries shall be subject to a bankruptcy, insolvency, liquidation or similar proceeding (including as a result of the commencement of a case under the Bankruptcy Code) and the Administrative Agent, the Collateral Agent, the Banks or any of them shall desire to permit the usage of cash collateral or to provide financing to either Borrower or any of their respective Subsidiaries under Section 363 or Section 364 of the Bankruptcy Code, then: each of the holders of the Tranche D Obligations agrees that (i) notice received two Business Days' prior to the entry of an order approving such usage of cash collateral and five Business Days' prior to the entry of an order approving such financing shall be adequate notice; and (ii) provided it receives a Lien in any property arising or acquired after the commencement of such proceeding which may be substituted for the Collateral subject to such usage under
         Section 363 or which secures such financing under Section 364 (which Lien shall be subordinated to any Lien in such property held by the Administrative Agent, the Collateral Agent, or the Banks, as the case may be, on terms substantially the same as the terms set forth in this
         Section 15), it will raise no objection to such usage or financing on the grounds that its junior Lien position with respect to any Collateral is not adequately protected.

                  15.11 EFFECTIVENESS. The provisions in this Section 15 shall be effective both before and after the commencement of a bankruptcy, insolvency, liquidation or similar proceeding. All references in this Agreement to the U.S. Borrower or any of its Subsidiaries shall include such entity as debtor in possession or any receiver or trustee for such entity.

                  15.12 FURTHER ASSURANCES. Each of the holders of the Tranche D Obligations agrees to take such further action and shall execute and deliver to the Administrative Agent, the Collateral Agent and the Banks such additional documents and instruments (in recordable form, if requested) as the Administrative Agent, the Collateral Agent or the Banks may reasonably request to effectuate the terms of, and the priorities established by, this Section 15.

                  15.13 NATURE OF TRANCHE D OBLIGATIONS. The parties hereto acknowledge and agree that the Tranche D Obligations constitute senior indebtedness of the U.S. Borrower and the various U.S. Subsidiary Guarantors (by virtue of the U.S. Subsidiary Guaranty), which is not subordinate in right of payment to any other Indebtedness of the U.S. Borrower. Notwithstanding anything to the contrary contained in the immediately preceding sentence, it is acknowledged and agreed that the priorities with respect to the Collateral and the Proceeds thereof shall be governed by the provisions of this Section 15, and the provisions of this Section 15.13 shall in no event limit or modify the agreements contained in Sections 15.01 through 15.12, or the provisions of the Security Documents as amended hereby.

                  15.14 AGREEMENT FOR BENEFIT OF TRANCHE D BANKS. Each Bank which executes and delivers a counterpart of the Fourth Amendment hereby irrevocably agrees, for the benefit of the Tranche D Banks, that such Bank (and its successors and assigns) will not, unless the prior written consent of the Required Tranche D Banks has been obtained, agree to any amendment or modification to this Agreement to the extent such amendment or modification would amend, modify or alter any of the provisions of this Section 15 or any defined term as used herein. The agreements contained in this Section 15.14 are made for the benefit of the Tranche D Banks and may not be amended or modified without the prior written consent of the Required Tranche D Banks.".

                  52. Part A of Schedule I to the Credit Agreement is hereby amended by supplementing said Part A with the information appearing on Schedule I attached hereto.

                  53. Exhibit A to the Credit Agreement (FORM OF NOTICE OF BORROWING) is hereby amended by inserting the text "[Tranche D Term Loans]" immediately following the text "[Tranche C Term Loans]" appearing in clause
(iii) of the first sentence in said Exhibit.

                  54. Exhibit L to the Credit Agreement (FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT) is hereby amended by deleting such Exhibit in its entirety and inserting in lieu thereof a new Exhibit L in the form of Exhibit L attached hereto.

                  55. The Credit Agreement is hereby further amended by adding Exhibit B-8 thereto (FORM OF TRANCHE D TERM NOTE) in the form of Exhibit B-8 attached hereto.

                  55. The Credit Agreement is hereby further amended by adding Exhibit O (FORM OF PUT AND CALL AGREEMENT) thereto in the form of Exhibit O attached hereto.

II.      AMENDMENTS TO THE U.S. SECURITY AGREEMENT.

                  1. Section 8.4 of the U.S. Security Agreement is hereby amended as follows:

                  (i) deleting clause (iv) of Section 8.4(a) of the U.S. Security Agreement in its entirety and by inserting the following new clauses (iv) and (v) in lieu thereof:

                           "(iv) FOURTH, but subject to the provisions of
                  following clauses (g) and (h), to the extent proceeds remain after the applications pursuant to preceding clauses (i) through (iii), an amount equal to the outstanding Tertiary Obligations (as hereinafter defined) shall be paid to the Secured Creditors as provided in Section 8.4(e), with each Secured Creditor receiving an amount equal to its outstanding Tertiary Obligations or, if the proceeds are insufficient to pay in full all such Tertiary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                           (v) FIFTH, to the extent proceeds remain after the
                  applications pursuant to preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 11.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.";

                  (ii) deleting clauses (b) and (c) of said Section in their entirety and by inserting in lieu thereof the following new clauses (b) and (c):

                           "(b) For purposes of this Agreement (w) "Pro Rata
                  Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations, Secondary Obligations or Tertiary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations, Secondary Obligations or Tertiary Obligations, as the case may be, (x) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans (other than Tranche D Term Loans), all Unpaid Drawings theretofore made (together with all interest accrued thereon), the aggregate Stated Amounts of all Letters of Credit issued under the Credit Agreement, and all Fees and (ii) in the case of the Other Obligations, all amounts due under any Interest Rate Protection Agreement or Other Hedging Agreement (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities), (y) "Secondary Obligations" shall mean all Obligations other than Primary Obligations and Tertiary Obligations and (z) "Tertiary Obligations" shall mean all Tranche D Obligations under, and as defined in, the Credit Agreement.

                           (c) When payments to Secured Creditors are based upon
                  their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 8.4 only) (i) FIRST, to their Primary Obligations, (ii) SECOND, to the Secondary Obligations (other than Secondary Obligations constituting indemnity or reimbursement obligations not then due and owing and for which no claim has been made at the time of the proposed payment) and (iii) THIRD, to their Tertiary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess shall instead be distributed in respect of the unpaid Primary Obligations, Secondary Obligations or Tertiary Obligations, as the case may be, of the other Secured Creditors, with each such Secured Creditor whose Primary Obligations, Secondary Obligations or Tertiary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations, Secondary Obligations or Tertiary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations, Secondary Obligations or Tertiary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.";

                  (iii) in clause (d) of said Section 8.4, inserting the phrase "(other than Tranche D Term Loans)" immediately after the phrase "all outstanding Loans" appearing therein;

                  (iv) in clause (f) of said Section 8.4, deleting the text "Primary Obligations and Secondary Obligations" appearing in said clause and inserting the text "Primary Obligations, Secondary Obligations and Tertiary Obligations" in lieu thereof;

                  (v) in clause (g) of said Section 8.4, deleting the text "Primary Obligations and Secondary Obligations" appearing in said clause and inserting the text "Primary Obligations, Secondary Obligations and Tertiary Obligations" in lieu thereof; and

                  (vi) in clause (h) of said Section 8.4, deleting the text "Primary Obligations and Secondary Obligations" appearing in said clause and inserting the text "Primary Obligations, Secondary Obligations and Tertiary Obligations" in lieu thereof.

III. ACKNOWLEDGMENTS AND AGREEMENTS WITH RESPECT TO U.S. SUBSIDIARY GUARANTY AND U.S. SECURITY DOCUMENTS.

                  1. Each U.S. Subsidiary Guarantor hereby acknowledges and agrees that all Obligations (including, without limitation, all Tranche D Obligations after the extension thereof) are, and shall at all times be, fully guaranteed pursuant to the U.S. Subsidiaries Guaranty in accordance with the terms thereof.

                  2. Each of the parties thereto hereby acknowledge and agree that all Obligations (including the Tranche D Obligations after the extension thereof) are, and shall at all times be, entitled to the benefits of the U.S. Security Documents. Each of the parties hereto also acknowledge and agree that, to the extent the proceeds of any Collateral covered by, or subject to, any Security Document are to be applied pursuant to the U.S. Security Agreement, then such application shall be made in accordance with Section 15 of the Credit Agreement and Section 8.4 of the U.S. Security Agreement (after giving effect to this Amendment).

IV.      MISCELLANEOUS PROVISIONS.

                  1. In order to induce the Banks to enter into this Amendment, each of the U.S. Borrower and the Canadian Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both immediately before and after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both immediately before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (x) each of the following conditions shall have been met to the satisfaction of the Administrative Agent and the Required D Tranche Banks and (y) the conditions specified in (v), (vi), (vii),
(viii), (x), (xi), (xii), (xiii), (xiv) and (xv) shall have been met to the satisfaction of the Required Banks (determined immediately after the occurrence of the Fourth Amendment Effective Date) :

                 (i) the Administrative Agent shall have received for the account of each Tranche D Bank requesting same a Tranche D Term Note, in the amount, maturity and as otherwise provided in this Amendment and
         Section 1.05 of the Credit Agreement (as amended hereby);

                (ii) the Administrative Agent shall have received from each Borrower, each U.S. Subsidiary Guarantor and each Apollo Obligor true and correct certified copies of resolutions of the Board of Directors of such Person with respect to the matters set forth in this Amendment, and such resolutions shall in form and substance satisfactory to the Administrative Agent;

                  (iii) the Administrative Agent shall have received from each Apollo Obligor a certificate, dated the Fourth Amendment Effective Date, signed by an appropriate officer of such Apollo Obligor, certifying and attaching true and correct copies of the certificate of limited partnership, partnership agreement or other organizational documents of such Apollo Obligor, and all of the foregoing shall be reasonably satisfactory to the Administrative Agent;

                (iv) all corporate, partnership and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the Fourth Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and the Tranche D Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, partnership or governmental authorities;

                 (v) the Administrative Agent shall have received from (x) O'Sullivan LLP, special New York counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Banks and dated the Fourth Amendment Effective Date, (y) Akin Gump Strauss Hauer & Feld LLP, special New York counsel to the Apollo Obligors and (z) Robert Kasak, special counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Banks and dated the Fourth Amendment Effective Date, in each case covering such matters incident to this Amendment and the transactions contemplated herein as the Administrative Agent and the Required D Tranche Banks may reasonably request (including, without limitation, an opinion as to no conflict with the Senior Subordinated Notes Indenture and appropriate opinions as to the Put and Call Agreement) and otherwise in form and substance satisfactory to the Administrative Agent and the Required D Tranche Banks;

                  (vi) since December 31, 2000, nothing shall have occurred which (i) the Administrative Agent or the Required Tranche D Banks shall determine has had, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Agents or the Banks, or on the ability of any Credit Party or any Apollo Obligor to perform their respective obligations to them under the Credit Documents to which it is a party or (ii) which has had a Material Adverse Effect;

                  (vii) there shall be no actions, suits, proceedings or investigations pending or threatened (a) with respect to this Amendment, any Credit Document or the transactions contemplated by this Amendment, (b) which either the Administrative Agent or the Required D Tranche Banks shall determine could reasonably be expected to have (i) a Material Adverse Effect or (ii) a material adverse effect on the transactions contemplated by this Amendment, the rights or remedies of the Banks or the Agents under the Credit Agreement or under any other Credit Document or on the ability of any Credit Party or any Apollo Obligor to perform its respective obligations to the Banks or the Agents under any Credit Document to which it is a party;

                  (viii) (x) all necessary governmental (domestic and foreign), regulatory and third party approvals in connection with the transactions contemplated by this Amendment and otherwise referred to herein shall have been obtained and remain in full force and effect and evidence thereof shall have been provided to the Administrative Agent, and (y) there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the transactions contemplated by this Amendment or the making of the Tranche D Loans;

                  (ix) each Apollo Obligor shall have duly authorized, executed and delivered the Put and Call Agreement in the form of Exhibit O to the Credit Agreement (the "Put and Call Agreement"), and the Put and Call Agreement shall be in full force and effect;

                  (x) the Lenders shall have received detailed consolidated financial projections (in the form included in the report prepared by CDG), certified by the chief financial officer of the U.S. Borrower, for the U.S. Borrower and its Subsidiaries, and after giving effect to the incurrence of the Tranche D Term Loans on the Fourth Amendment Effective Date and the repayment of a portion of the outstanding Term Loans and the other transactions contemplated hereby (the "Updated Projections"), which Updated Projections, and the supporting assumptions and explanations thereto, shall be satisfactory in form and substance to the Administrative Agent and the Required Lenders;

                  (xi) the Lenders shall have received a solvency certificate meeting the requirements of Section 5.14(a) of the Credit Agreement, except that such certificate shall be dated the Fourth Amendment Effective Date and shall be modified (to the satisfaction of the Administrative Agent) to provide that such certificate is being provided after giving effect to the incurrence of the Tranche D Term Loans on the Fourth Amendment Effective Date and the repayment of other outstanding Term Loans;

                  (xii) the U.S. Borrower shall have delivered to the Administrative Agent an officer's certificate signed by an appropriate officer of the U.S. Borrower in form and substance satisfactory to the Administrative Agent, (x) establishing that the incurrence of Tranche D Term Loans on such date complies with the terms of the Senior Subordinated Notes Indenture and (y) containing a representation and warranty that (i) all Revolving Loans, Swingline Loans, Letters of Credit and Tranche A Term Loans (other than New Tranche A Term Loans) are permitted pursuant to Section 4.04 of the Senior Subordinated Notes Indenture by virtue of the application of (and were, or will be, incurred in reliance on) clause (ii) of the definition of "Permitted Indebtedness" contained therein, (ii) all New Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans are permitted pursuant to, and were incurred in reliance on, the proviso to Section 4.04 of the Senior Subordinated Notes Indenture, (iii) $2,631,578.95 of principal of Tranche D Term Loans (I.E., an amount equal to the principal amount of Tranche A Term Loans (which constituted Original Term Loans on their date of incurrence) to be refinanced with the proceeds of Tranche D Term Loans) is permitted pursuant to Section 4.04 of the Senior Subordinated Notes Indenture by virtue of the application of (and will be incurred in reliance on) clause (ii) of the definition of "Permitted Indebtedness" contained therein, (iv) $12,368,421.05 of principal of Tranche D Term Loans (I.E., an amount equal to the principal amount of Term Loans (other than those which constituted Original Term Loans on their date of incurrence) to be refinanced with the proceeds of Tranche D Term Loans) is permitted pursuant to Section
         4.04 of the Senior Subordinated Notes Indenture by virtue of the application of (and will be incurred in reliance on) clause (xiii) of the definition of "Permitted Indebtedness" contained therein and (v) the Indebtedness evidenced by the Tranche D Term Loans (and each Credit Event occurring after the Fourth Amendment Effective Date) constitutes, or will constitute, as the case may be, "Senior Debt" and "Designated Senior Debt" under the Senior Subordinated Notes Indenture;

                  (xiii) the Borrowers shall have paid to the Administrative Agent and the Banks all fees, costs and expenses (including, without limitation, legal fees and expenses and any breakage costs incurred as a result of the repayment of Term Loans as contemplated by clause (xiv) below) payable to the Administrative Agent and the Banks to the extent then due;

                  (xiv) concurrently with the satisfaction of the last condition specified in this Section 5 of Part IV to be satisfied, the U.S. Borrower shall have prepaid outstanding Term Loans in an aggregate principal amount equal to $15,000,000 pursuant to, and in accordance with the requirements of, Section 4.01 of the Credit Agreement (as amended hereby);

                  (xv) the Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed on behalf of the U.S. Borrower by an Authorized Officer of the U.S. Borrower, stating all of the conditions in clauses (vi), (vii), (viii),
         (xii), (xiii) and (xiv) of this Part IV, Section 5 and Section 6.01 of the Credit Agreement have been satisfied on such date; and

                  (xvi) the U.S. Borrower, the Canadian Borrower, each U.S. Subsidiary Guarantor, the Administrative Agent, the Banks constituting the Required Banks and each Tranche D Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

Unless the Administrative Agent has received actual notice from any Bank that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clauses (xv) and (xvi) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Fourth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Fourth Amendment Effective Date shall not release any Credit Party from any liability for failure to satisfy one or more of the applicable conditions specified above). The acceptance by the U.S. Borrower of the proceeds of the extensions of Tranche D Term Loans on the Fourth Amendment Effective Date shall be deemed to constitute a representation and warranty by the U.S. Borrower (including, without limitation, for purposes of

Section 10.02 of the Credit Agreement) to the effect that all conditions contained above in this Section 5 of Part IV of this Amendment have been satisfied on the Fourth Amendment Effective Date.

                  6. So long as the Fourth Amendment Effective Date occurs, the U.S. Borrower shall pay to each Bank which has executed a counterpart hereof on or prior to 12:00 Noon (New York time) on the later to occur of December 14, 2001 or the Fourth Amendment Effective Date, a consent fee equal to 0.25% of the sum of (x) its Revolving Loan Commitment as in effect on the Fourth Amendment Effective Date and (y) the aggregate principal amount of its Term Loans (other than Tranche D Term Loans) outstanding on the Fourth Amendment Effective Date (after giving effect to the repayment of Term Loans as contemplated by clause
(xiv) of Section 5, Part IV of this Amendment). All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the later date specified in the immediately preceding sentence, which fees shall be distributed by the Administrative Agent to the relevant Banks in the amounts specified in the immediately preceding sentence.

                  7. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the U.S. Security Agreement shall be deemed to be references to the Credit Agreement or the U.S. Security Agreement, as the case may be, as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                               QUALITY DISTRIBUTION INC. (f/k/a MTL, Inc.)



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               LEVY TRANSPORT LTD./LEVY
                                  TRANSPORT LTEE



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               CREDIT SUISSE FIRST BOSTON,
                                   Individually and as Administrative Agent



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               BANKERS TRUST COMPANY,
                                   Individually and as Syndication Agent



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               CITICORP USA, INC.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               LASALLE BANK NATIONAL ASSOCIATION



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               THE BANK OF NOVA SCOTIA



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               PB CAPITAL CORP. (f/k/a BHF-BANK
                                  AKTIENGESELLSCHAFT)



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               BALANCED HIGH YIELD FUND II LTD.,
                                   By: ING CAPITAL ADVISORS LLC, as Asset
                                       Manager



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                                  INC. (f/k/a Creditanstalt Corporate Finance,
                                  Inc.)



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               ROYAL BANK OF CANADA



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               COMERICA BANK, N.A.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               THE MITSUBISHI TRUST AND BANKING CORPORATION



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               BANK POLSKA KASA OPIEKI S.A. - PEKAO



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research,
                                         as Investment Advisor

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               SANKATY ADVISORS



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               ARCHIMEDES FUNDING, L.L.C.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               ARCHIMEDES FUNDING II, L.L.C.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               CERES FINANCE LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               INDOSUEZ CAPITAL FUNDING IIA, LIMITED



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               INDOSUEZ CAPITAL FUNDING IV, LP



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               KZH ING-2 LLC



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               KZH STERLING LLC



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               KZH ING-3 LLC



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               OASIS COLLATERALIZED HIGH INCOME PORTFOLIO I



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               TRANSAMERICA LIFE & ANNUITY COMPANY



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               AERIES FINANCE LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               ELC (CAYMAN) LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               ELC (CAYMAN) LTD., CDO SERIES 1999-I



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               ELC (CAYMAN) LTD., CDO SERIES 1999-II



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               GREAT POINT CLO 1999-I LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               AVALON CAPITAL II



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               ARCHIMEDES FUNDING III, L.L.C.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               TEXTRON FINANCIAL CORPORATION



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               APEX (IDM) CDO I LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               BRANT POINT CBO 1999-1 LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               BRANT POINT II CBO 2000-1 LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               ELC (CAYMAN) 1999-III



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               ELC (CAYMAN) LTD. 2000-I



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               INDOSUEZ CAPITAL FUNDING III



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               ML CBO IV (CAYMAN), LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               PAM CAPITAL FUNDING LP



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               PAMCO CAYMAN LTD.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               SANKATY HIGH YIELD PARTNERS II, LP



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               SANKATY HIGH YIELD PARTNERS III, LP



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               TRYON CLO 2000-1



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                  Each of the undersigned, each being an Assignor under the U.S. Security Agreement, a Pledgor under, and as defined in, the U.S. Pledge Agreement and a U.S. Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fourth Amendment, hereby consents to the entering into of the Fourth Amendment and agrees to the provisions thereof (including Parts II and III thereof).

                               AMERICAN TRANSINSURANCE GROUP, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               CAPACITY MANAGEMENT SYSTEMS, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               CHEMICAL LEAMAN CORPORATION


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               CHEMICAL LEAMAN TANK LINES, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               CHEMICAL PROPERTIES, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                               CLT SERVICES, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               CLM, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               ENVIROPOWER, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               FLEET TRANSPORT COMPANY, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               LAKESHORE LEASING, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                               LLI, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               MEXICO INVESTMENTS, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               MTL OF NEVADA

                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               PICKERING WAY FUNDING CORP.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               POWER PURCHASING, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                               QUALA SYSTEMS, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               QUALITY CARRIERS, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               QSI SERVICES, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               TRANSPLASTICS, INC.


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                                                      SCHEDULE I
                                     PART A

                          LIST OF BANKS AND COMMITMENTS

                                                           TRANCHE D TERM
                                                                LOAN
                   BANK                                      COMMITMENT
                   ----                                      ----------
Credit Suisse First Boston                                   $15,000,000

Bankers Trust Company                                             0

Salomon Brothers Holding Company Inc.                             0

ABN AMRO Bank N.V.                                                0

The Bank of Nova Scotia                                           0

BHF-Bank Aktiengesellschaft                                       0

Creditanstalt Corporate Finance, Inc.                             0

Comerica Bank, N.A.                                               0

The Mitsubishi Trust and Banking                                  0
  Corporation

                                                                      SCHEDULE I
                                                                       Page 2


                                                           TRANCHE D TERM
                                                                LOAN
                   BANK                                      COMMITMENT
                   ----                                      ----------

Bank of Tokyo-Mitsubishi Trust Company                            0

Royal Bank of Canada                                              0

Societe Generale                                                  0

Bank Polska Kasa Opieki S.A. - Pekao                              0

Balanced High Yield Fund II, Ltd.                                 0

Metropolitan Life Insurance Company                               0

Prudential Insurance Company of America                           0

National Westminster Bank Plc                                     0

BankBoston, N.A.                                                  0

                                                                      SCHEDULE I
                                                                       Page 3


                                                           TRANCHE D TERM
                                                                LOAN
                   BANK                                      COMMITMENT
                   ----                                      ----------


Morgan Stanley Dean Witter Prime Income                           0
  Trust

KZH Soleil LLC                                                    0

Canadian Imperial Bank of Commerce                                0

Oxford Strategic Income Fund                                      0

Senior Debt Portfolio                                             0

Sankaty High Yield Asset Partners, L.P.                           0

Merrill Lynch, Pierce Fenner & Smith                              0
  Incorporated

Total                                                        15,000,000

                                                                     EXHIBIT B-8


                           FORM OF TRANCHE D TERM NOTE

$_____________                                               New York, New York
                                                             __________ ___, ___


                  FOR VALUE RECEIVED, QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.), a Florida corporation (the "U.S. Borrower"), hereby promises to pay to the order of __________ or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement referred to below) initially located at 11 Madison Avenue, New York, York 10010 on the Tranche D Term Loan Maturity Date (as defined in the Agreement) the principal sum of ______________________ U.S. DOLLARS ($__________) or, if less, the unpaid principal amount of all Tranche D Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement payable at such times and in such amounts as are specified in the Agreement.

                  The U.S. Borrower promises to pay interest on the unpaid principal amount of each Tranche D Term Loan made by the Bank in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the Tranche D Term Notes referred to in the Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998, among the U.S. Borrower, Levy Transport Ltd./Levy Transport Ltee, the financial institutions from time to time party thereto (including the Bank), ABN AMRO Bank N.V., The Bank of Nova Scotia, BHF-Bank Aktiengesellschaft, Creditanstalt Corporate Finance, Inc. and Royal Bank of Canada, as Co-Agents, Salomon Brothers Holding Company Inc, as Documentation Agent, Bankers Trust Company, as Syndication Agent, and Credit Suisse First Boston, as Administrative Agent (as so amended and restated and as the same may be further amended, amended and restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the U.S. Security Documents (as defined in the Agreement) and is entitled to the benefits of the U.S. Subsidiaries Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche D Term Loan Maturity Date, in whole or in part, and Tranche D Term Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The U.S. Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     EXHIBIT B-8
                                                                       Page 2


                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                 QUALITY DISTRIBUTION, INC.
                                                    (f/k/a/ MTL, Inc.)


                                                 By
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT L


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                            DATE: ________, ____


                  Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the "Assignee") hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the Tranches indicated in Item 4 of Annex I, including, without limitation, (i) in the case of any assignment of all or any portion of outstanding Tranche A Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding Tranche A Term Loans, (ii) in the case of any assignment of all or any portion of outstanding Tranche B Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding Tranche B Term Loans,
(iii) in the case of any assignment of all or any portion of outstanding Tranche C Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding Tranche C Term Loans, (iv) in the case of any assignment of all or any portion of outstanding Tranche D Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding Tranche D Term Loans and (v) in the case of any assignment of all or any portion of the Total Revolving Loan Commitment, all rights and obligations with respect to (x) the Assigned Share of the Total Revolving Loan Commitment, (y) the Assigned Share or Shares, as the case may be, of the related Canadian Revolving Loan Sub-Commitment and/or Non-Canadian Revolving Loan Sub-Commitment (it being understood that the aggregate amount of the assigned portion of the Canadian Revolving Loan Sub-Commitment and/or Non-Canadian Revolving Loan Sub-Commitment must equal the amount of the assigned Revolving Loan Commitment) and (z) the Assigned Share of all then outstanding Revolving Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment, Canadian Revolving Loan Sub-Commitment and/or Non-Canadian Revolving Loan Sub-Commitment and the amount of the outstanding Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and/or Tranche D Term Loans owing to the Assignee will be as set forth in Item 4 of Annex I.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality,

                                                                       EXHIBIT L
                                                                        Page 2


validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the U.S. Borrower or any of its Subsidiaries or the performance or observance by the U.S. Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment and Assumption Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iii) agrees that it will, independently and without reliance upon the Documentation Agent, the Syndication Agent, the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iv) appoints and authorizes the Documentation Agent, the Syndication Agent, the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Documentation Agent, the Syndication Agent, the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) confirms that it is a parent company and/or an affiliate of the Assignor or an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (vi) in the event the Assignee is purchasing outstanding Tranche D Term Loans pursuant to this Assignment and Assumption Agreement, agrees to be bound by, and subject to the terms of, the Put and Call Agreement as a "Tranche D Bank"; [and] (vii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (viii) attaches the forms described in Section 13.04(b) of the Credit Agreement].(1)

                  4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be (x) the date upon which all of the following conditions have been satisfied: (i) the execution hereof by the Assignor and the Assignee, (ii) the consent hereto by the Administrative Agent, the U.S. Borrower and each Letter of Credit Issuer to the extent required by Section 13.04(b) of the Credit Agreement, (iii) the receipt by the Administrative Agent of the assignment fee referred to in Section 13.04(b) of the Credit Agreement, and (iv) the recordation of the assignment effected hereby on the Register by the Administrative Agent as provided in
Section 13.17 of the Credit Agreement, or (y) such later date as is otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

                  5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and


------------------------

(1) If the Assignee is a U.S. Bank organized under the laws of a jurisdiction outside the United States.

                                                                       EXHIBIT L
                                                                        Page 3

under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (w) all interest on the Assigned Share of the outstanding Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans and/or Revolving Loans at the rates specified in Item 6 of Annex I, (y) all Commitment Fees (if applicable) on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I and
(z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Fees and Letter of Credit Fees, to be paid by the Administrative Agent, upon receipt thereof from the respective Borrower or Borrowers directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the outstanding Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans and/or Revolving Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans and/or Revolving Loans which are outstanding on the Settlement Date, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

                  7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                       EXHIBIT L
                                                                        Page 4


                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                                   [NAME OF ASSIGNOR],
                                                   as Assignor

                                                   By
                                                     ---------------------------
                                                      Name:
                                                       Title:

                                                   [NAME OF ASSIGNEE],
                                                   as Assignee

                                                   By
                                                     ---------------------------
                                                      Name:
                                                      Title:
Acknowledged and Agreed:

[CREDIT SUISSE FIRST BOSTON,
  as Administrative Agent

By
  --------------------------
    Name:
    Title:


QUALITY DISTRIBUTION, INC.
     (f/k/a MTL, Inc.)


By
  --------------------------
    Name:
    Title:](2)

------------------------

(2) The consent of each of the Administrative Agent and, so long as no Default or Event of Default is then in existence, the U.S. Borrower is required in connection with any assignment to an Eligible Transferee pursuant to clause (y) of Section 13.04(b) of the Credit Agreement (which consent, in either case, shall not be unreasonably withheld or delayed).

                                                                       EXHIBIT L
                                                                        Page 5



[NAME OF EACH LETTER OF CREDIT ISSUER,
  as Letter of Credit Issuer

By                                ](3)
  --------------------------------
    Name:
    Title:









------------------------

(3) The consent of each Letter of Credit Issuer is required in connection with any assignment of Non-Canadian Revolving Loan Sub-Commitments to an Eligible Transferee pursuant to clause (y) of Section 13.04(b) of the Credit Agreement (which consent shall not be unreasonably withheld or delayed).

                                                                         ANNEX I



1.       The Borrowers:   Quality Distribution, Inc. (f/k/a MTL, Inc.) (the
                          "U.S. Borrower") and Levy Transport Ltd./Levy
                          Transport Ltee

2.       Name and Date of Credit Agreement:

                           Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998, among the Borrowers, the Banks from time to time party thereto, ABN AMRO Bank N.V., The Bank of Nova Scotia, BHF-Bank Aktiengesellschaft, Creditanstalt Corporate Finance, Inc. and Royal Bank of Canada, as Co-Agents, Salomon Brothers Holding Company Inc, as Documentation Agent, Bankers Trust Company, as Syndication Agent, and Credit Suisse First Boston, as Administrative Agent, as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time.

3.       Date of Assignment Agreement:

4.       Amounts (as of date of item #3 above):

========================= ============= ============= ============== ============== ============== ============== ================
                                                                                                   Total          Total Non-
                          Outstanding   Outstanding   Outstanding    Outstanding    Total          Canadian       Canadian
                          Principal     Principal     Principal of   Principal of   Revolving      Revolving      Revolving Loan
                          of Tranche A  of Tranche B  Tranche C      Tranche D      Loan           Loan           Sub-Commitment
                          Term Loans    Term Loans    Term Loans     Term Loans     Commitment     Sub-Commitment
------------------------- ------------- ------------- -------------- -------------- -------------- -------------- ----------------

a.  Aggregate Amount for  $_______      $_______      $_______       $________      $_______       $_______       $_______
    all Banks
------------------------- ------------- ------------- -------------- -------------- -------------- -------------- ----------------

b.  Assigned Share        _____%        _____%        _____%         _________%     _____%         _____%         _____%
------------------------- ------------- ------------- -------------- -------------- -------------- -------------- ----------------

c.  Amount of Assigned    $_______      $_______      $_______       $________      $_______       $_______       $_______
    Share
========================= ============= ============= ============== ============== ============== ============== ================

5.  Settlement Date:

6.  Rate of Interest
    to the Assignee:          As set forth in Section 1.08 of the Credit
                              Agreement (unless otherwise agreed to by the Assignor and the Assignee)(1)

7.  Commitment Fees
    to the Assignee:          As set forth in Section 3.01(a) of the Credit
                              Agreement (unless otherwise agreed to by the Assignor and the Assignee)(2)



------------------------

(1) The Borrowers and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

(2) Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise, the Borrowers and the Administrative Agent shall direct the entire amount of the Commitment Fees to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of the Commitment Fees through payment by the Assignee to the Assignor.

                                                                         ANNEX I
                                                                         Page 2




8.  Letter of
    Credit Fees to
    the Assignee:             As set forth in Section 3.01(b) of the Credit
                              Agreement (unless otherwise agreed to by the Assignor and the Assignee)(3)


9.  Notice:

             ASSIGNEE:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                  Telephone:
                  Facsimile:
                  Reference:

                  ASSIGNOR:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                  Telephone:
                  Facsimile:
                  Reference:



------------------------

(3) Insert "Not Applicable" in lieu of text if no portion of the Total Non-Canadian Revolving Loan Sub-Commitment is being assigned. Otherwise, the U.S. Borrower and the Administrative Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of Letter of Credit Fees through payment by the Assignee to the Assignor.

                                                                         ANNEX I
                                                                         Page 3




10.      Payment Instructions:

                  ASSIGNEE:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                  Reference:

                  ASSIGNOR:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                  Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                          [NAME OF ASSIGNOR]


By                                          By
   ------------------------                   -------------------------

   ------------------------                   -------------------------
   (Print Name and Title)                     (Print Name and Title)

                                                                       EXHIBIT O